SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 11, 2008
                                                        -----------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

              New Jersey               1-1031                22-0743290
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    (State or other jurisdiction     (Commission         (IRS Employer
          of incorporation)          File Number)       Identification No.)

Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ 08875-6707
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   (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                                                          Page 2

                               RONSON CORPORATION
                                 FORM 8-K INDEX
                                                                            PAGE
                                                                            ----

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION             3

ITEM 5.02         DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION      3
                  OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;
                  COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

ITEM 8.01         OTHER EVENTS                                              3

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS                         3



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                                                                          Page 3

Item 2.02         Results of Operations and Financial Condition

                  On November 13, 2008, the Company issued a Press Release in the form attached as Exhibit 99.1, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

                  On November 11, 2008, Ronson Corporation's (the "Company's") shareholders elected Mr. John H. Bess as a Class III director to replace Mr. I. Leo Motiuk.

                  There is no arrangement or understanding pursuant to which Mr. Bess was selected as a director. There have been no transactions between Mr. Bess and the Company.

                  Mr. Bess was also appointed to serve on the Audit Committee of the Board.

Item 8.01         Other Events.

                  On November 11, 2008, Ronson Corporation (the "Company") issued a press release in the form attached as Exhibit 99.2, which is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

                  a) Financial Statements: None
                  b) Pro Forma Financial Information: None
                  c) Exhibits:

                     99.1) Ronson Corporation Press Release dated November 13, 2008, "Ronson Reports Sales And Results Of Operations In The Third Quarter And Nine Months Of 2008".

                     99.2) Ronson Corporation Press Release dated November 11, 2008, "Ronson Corporation President's Report To Shareholders At Annual Meeting On 11/11/08".


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Ronson Corporation

                                                   /s/Daryl K. Holcomb
                                                   ----------------------------
                                                   Daryl K. Holcomb
                                                   Vice President,
                                                   Chief Financial Officer &
                                                   Controller

Dated:  November 17, 2008